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                      NEW ENGLAND LIFE INSURANCE COMPANY
                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                            AMERICAN GATEWAY SERIES

                        SUPPLEMENT DATED APRIL 28, 2008
                                      TO
                PROSPECTUS DATED MAY 1, 2000 (AS SUPPLEMENTED)

This supplement updates certain information to the prospectus referenced above. You should read and retain this supplement.

1. SUBADVISER AND NAME CHANGE

    Effective January 7, 2008, Fidelity Management & Research Company, the subadviser to the FI International Stock Portfolio of the Metropolitan Series Fund, Inc., was replaced with Julius Bear Investment Management LLC. The FI International Stock Portfolio was renamed the Julius Baer International Stock Portfolio.

2. SUBADVISER CHANGE

    Effective April 28, 2008, Fidelity Management & Research Company, the subadviser to the FI Value Leaders Portfolio of the Metropolitan Series Fund, Inc., was replaced with Pyramis Global Advisors, LLC. The name of the portfolio remains the same.

3. PURCHASE PAYMENTS

    If you send your purchase payments or transaction to an address other than the one we have designated for receipt of such purchase payment or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.

4. FINANCIAL INDUSTRY REGULATORY AUTHORITY (FINRA)

    Our distributor and principal underwriter, New England Securities Corporation, is a member of FINRA. FINRA maintains a Public Disclosure Program for investors. A brochure that includes information describing the Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or visiting FINRA's website at www.finra.org.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.